Morgan Stanley Capital Growth Securities
LETTER TO THE SHAREHOLDERS / / OCTOBER 31, 2001

Dear Shareholder:
The U.S. economy lost much of its momentum during the 12-month period ended October 31, 2001. The slowdown was due initially to an inventory correction, especially in the telecommunications and technology sectors. Consequently, manufacturing overall was particularly weak. Consumer spending also slowed as consumer confidence softened. Toward the end of the summer, the economy had begun to show some improvement. However, the attacks of September 11 and subsequent events constituted a further shock to the economy. By the end of the period, an already faltering economy appeared to have tipped into recession.

As the full extent of the economic slowdown became evident, the Federal Reserve Board initiated a series of easing moves. Beginning with two 50-basis-point cuts in January, the Fed reduced the federal funds rate by a cumulative 400 basis points during the period, to 2.50 percent. (On November 6, the Fed made another 50-basis-point cut, bringing the rate to 2.00 percent.)

The U.S. equity markets continued deeper into negative territory as 2001 advanced. By March, the Nasdaq composite index, the Dow Jones Industrial Average and the Standard & Poor's 500 Index (S&P 500) had all crossed the threshold into bear-market territory. Poor performance was heavily concentrated in technology stocks, resulting from companies trimming their spending on information technology. Early in the year, the turmoil spread to old-economy stalwarts as well, leaving very few places in the market to hide. In the second and third quarters, growth began to outpace value for the first time since early 2000. Then the terrorist attacks of September 11 significantly damaged market returns, dragging most sectors down in a relatively uniform fashion.

The post-September domestic situation is unprecedented, making it difficult to forecast the degree of an additional slowdown or the timing of an eventual recovery. However, between the Federal Reserve's monetary stimulus and the combination of fiscal tax relief and spending increases, we are optimistic that the economy will improve. It is noteworthy that both the Fed's monetary stimulus and the fiscal tax relief provided by Congress and the Bush administration started well before the terrorist attacks, thus providing the economy with an underpinning when the September shock occurred. We believe that the subsequent monetary and fiscal policy responses suggest that there will be a strong basis for an eventual recovery.

Performance and Portfolio Strategy
For the 12-month period ended October 31, 2001, Morgan Stanley Capital Growth Securities' Class B shares produced a total return of -32.31 percent, compared to -24.89 percent for the S&P 500. For the same period, the Fund's Class A, C and D shares produced total returns of -31.75 percent, -32.34 percent and -31.60 percent, respectively. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all

Morgan Stanley Capital Growth Securities
Letter to the Shareholders / / October 31, 2001 CONTINUED

distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the S&P 500.

After a reasonable start to the fiscal year, the Fund's performance suffered on both an absolute and a relative basis beginning in early January, when the Fed made its first interest-rate cut of 2001. Since that time we have repositioned the Fund's portfolio in consideration of the Fed's current, more-accommodative interest-rate policy. Because we believe that the stock market has begun a bottoming process, we have recently reduced some of the Fund's positions in energy, health care and consumer staples and have reinvested the proceeds in more-cyclical areas and higher growth areas, including the retail and technology sectors. The Fund continues to invest in companies across the market-cap spectrum.

At the end of October, the Fund had 23 percent of its net assets in technology,
18.6 percent in health care, 18.3 percent in financial services, 15.9 percent in the consumer sector, 8.7 percent in capital goods and basic industry and
3.3 percent in energy, with the remainder in cash equivalents. The Fund's 10 largest holdings were USA Education, Doral Financial, XL Capital, Boston Scientific, Charles River Labs, St. Jude Medical, Northrop Grumman, Lockheed Martin, Earthlink and Microsoft.

Looking Ahead
Economists put the negative impact of the September 11 attacks at about a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, we believe that the long-term outlook for the equity markets remains positive. Over the near term, however, we expect that market volatility will continue.

We appreciate your ongoing support of Morgan Stanley Capital Growth Securities and look forward to continuing to serve your investment needs.

Very truly yours,

 /s/ Charles A. Fiumefreddo            /s/ Mitchell M. Merin
 Charles A. Fiumefreddo                Mitchell M. Merin
 CHAIRMAN OF THE BOARD                 PRESIDENT

Morgan Stanley Capital Growth Securities
FUND PERFORMANCE / / OCTOBER 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 -- CLASS B SHARES
($ in Thousands)

                 FUND     S&P 500(4)
October 1991     $10,000     $10,000
October 1992     $10,406     $10,994
October 1993      $9,964     $12,633
October 1994      $9,886     $13,120
October 1995     $12,003     $16,581
October 1996     $14,153     $20,570
October 1997     $18,571     $27,163
October 1998     $17,910     $33,137
October 1999     $23,052     $41,640
October 2000     $27,547     $44,173
October 2001  $18,647(3)     $33,179

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH
  LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                        Average Annual Total Returns
   -------------------------------------------------------------------------------------------------------
                    Class A Shares*                                      Class B Shares**
   -------------------------------------------------     -------------------------------------------------
   Period Ended 10/31/01                                 Period Ended 10/31/01
   -------------------------                             -------------------------
   1 Year                     (31.75)%(1)   (35.34)%(2)  1 Year                     (32.31)%(1)   (35.31)%(2)
   Since Inception (7/28/97)   1.67 (1)      0.39 (2)    5 Years                     5.67 (1)      5.50 (2)
                                                         10 Years                    6.43 (1)      6.43 (2)

                    Class C Shares+                                      Class D Shares++
   -------------------------------------------------     -------------------------------------------------
   Period Ended 10/31/01                                 Period Ended 10/31/01
   -------------------------                             -------------------------
   1 Year                     (32.34)%(1)   (32.94)%(2)  1 Year                     (31.60)%(1)
   Since Inception (7/28/97)   0.96 (1)      0.96 (2)    Since Inception (7/28/97)   1.91 (1)

---------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.
(2) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.
(3)  CLOSING VALUE ASSUMING A COMPLETE REDEMPTION ON OCTOBER 31, 2001.
(4) THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK-) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.
** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.
+ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
++   CLASS D SHARES HAVE NO SALES CHARGE.

Morgan Stanley Capital Growth Securities
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Common Stocks (87.8%)
           AEROSPACE & DEFENSE (5.3%)
 120,000   Lockheed Martin Corp....................  $  5,852,400
  60,000   Northrop Grumman Corp...................     5,997,000
 150,000   Titan Corp. (The)*......................     3,919,500
                                                     ------------
                                                       15,768,900
                                                     ------------
           BEVERAGES: ALCOHOLIC (1.9%)
 135,000   Constellation Brands Inc. (Class A)*....     5,540,400
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (2.9%)
  60,000   Coca-Cola Co............................     2,872,800
 120,000   Pepsi Bottling Group, Inc. (The)........     5,577,600
                                                     ------------
                                                        8,450,400
                                                     ------------
           BIOTECHNOLOGY (2.5%)
 185,000   Charles River Laboratories
            International, Inc.*...................     6,216,000
  20,000   Enzon, Inc.*............................     1,237,000
                                                     ------------
                                                        7,453,000
                                                     ------------
           COMPUTER COMMUNICATIONS (1.5%)
 260,000   Cisco Systems, Inc.*....................     4,399,200
                                                     ------------
           COMPUTER PROCESSING HARDWARE (3.4%)
  85,000   Apple Computer, Inc.*...................     1,492,600
 185,000   Dell Computer Corp.*....................     4,436,300
 400,000   Sun Microsystems, Inc.*.................     4,060,000
                                                     ------------
                                                        9,988,900
                                                     ------------
           CONTRACT DRILLING (0.6%)
 100,000   Rowan Companies, Inc.*..................     1,689,000
                                                     ------------
           DATA PROCESSING SERVICES (0.3%)
  10,000   Affiliated Computer Services, Inc.
            (Class A)*.............................       880,500
                                                     ------------
           DEPARTMENT STORES (1.7%)
 235,000   Penney (J.C.) Co., Inc..................     5,104,200
                                                     ------------
           DISCOUNT STORES (1.9%)
 150,000   Costco Wholesale Corp.*.................     5,674,500
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

            Common Stocks (Continued)
           ELECTRONIC DISTRIBUTORS (1.4%)
 100,000   Tech Data Corp.*........................  $  4,269,000
                                                     ------------
           ENGINEERING & CONSTRUCTION (1.4%)
 150,000   Shaw Group Inc. (The)*..................     4,125,000
                                                     ------------
           ENVIRONMENTAL SERVICES (0.3%)
  40,000   Waste Management, Inc...................       980,000
                                                     ------------
           FINANCE/RENTAL/ LEASING (6.1%)
 185,000   Doral Financial Corp....................     6,450,950
 175,000   IndyMac Bancorp, Inc.*..................     4,494,000
  85,000   USA Education Inc.......................     6,932,600
                                                     ------------
                                                       17,877,550
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (1.9%)
 220,000   SunGard Data Systems Inc.*..............     5,544,000
                                                     ------------
           FOOD RETAIL (1.4%)
 175,000   Kroger Co.*.............................     4,280,500
                                                     ------------
           HOME FURNISHINGS (0.3%)
  40,000   Leggett & Platt, Inc....................       866,800
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (1.5%)
  75,000   Tenet Healthcare Corp.*.................     4,314,000
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.9%)
 200,000   International Flavors & Fragrances,
            Inc....................................     5,702,000
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (0.9%)
 120,000   McAfee.com Corp.*.......................     2,640,000
                                                     ------------
           INSURANCE BROKERS/ SERVICES (1.9%)
 235,000   Willis Group Holdings Ltd.*.............     5,473,150
                                                     ------------
           INTEGRATED OIL (1.8%)
  60,000   ChevronTexaco Corp......................     5,313,000
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

            Common Stocks (Continued)
           INTERNET SOFTWARE/ SERVICES (2.4%)
 475,000   Earthlink, Inc.*........................  $  6,958,750
                                                     ------------
           MAJOR BANKS (1.7%)
  85,000   Bank of America Corp....................     5,014,150
                                                     ------------
           MAJOR TELECOMMUNICATIONS (1.3%)
  75,000   Verizon Communications Inc..............     3,735,750
                                                     ------------
           MANAGED HEALTH CARE (0.4%)
 100,000   Caremark Rx, Inc.*......................     1,340,000
                                                     ------------
           MEDICAL DISTRIBUTORS (4.3%)
  75,000   Amerisource Bergen Corp.*...............     4,767,000
 125,000   Henry Schein, Inc.*.....................     4,218,750
 100,000   McKesson HBOC, Inc......................     3,699,000
                                                     ------------
                                                       12,684,750
                                                     ------------
           MEDICAL SPECIALTIES (7.4%)
 300,000   Boston Scientific Corp.*................     6,822,000
  85,000   Cooper Companies, Inc. (The)............     4,080,000
 100,000   Cytyc Corp.*............................     2,622,000
  85,000   St. Jude Medical, Inc.*.................     6,035,000
  35,000   Varian Medical Systems, Inc.*...........     2,348,500
                                                     ------------
                                                       21,907,500
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (1.4%)
 185,000   Sylvan Learning Systems, Inc.*..........     4,144,000
                                                     ------------
           OIL & GAS PRODUCTION (0.9%)
 150,000   Ocean Energy, Inc.......................     2,737,500
                                                     ------------
           OTHER CONSUMER SERVICES (1.0%)
  75,000   Apollo Group, Inc. (Class A)*...........     3,048,750
                                                     ------------
           PACKAGED SOFTWARE (3.8%)
 110,000   Microsoft Corp.*........................     6,396,500
 250,000   Network Associates, Inc.*...............     4,800,000
                                                     ------------
                                                       11,196,500
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

            Common Stocks (Continued)
           PROPERTY - CASUALTY INSURERS (5.4%)
 135,000   ACE, Ltd. (Bermuda).....................  $  4,758,750
  75,000   Everest Re Group, Ltd. (Bermuda)........     5,013,750
  70,000   XL Capital Ltd. (Class A) (Bermuda).....     6,080,200
                                                     ------------
                                                       15,852,700
                                                     ------------
           PULP & PAPER (0.5%)
  50,000   Georgia-Pacific Group...................     1,388,000
                                                     ------------
           RAILROADS (0.6%)
  50,000   CSX Corp................................     1,685,000
                                                     ------------
           RECREATIONAL PRODUCTS (1.8%)
 275,000   Mattel, Inc.*...........................     5,205,750
                                                     ------------
           REGIONAL BANKS (2.4%)
  50,000   Fifth Third Bancorp.....................     2,821,000
 275,000   Hibernia Corp. (Class A)................     4,180,000
                                                     ------------
                                                        7,001,000
                                                     ------------
           SAVINGS BANKS (0.9%)
 100,000   Charter One Financial, Inc..............     2,725,000
                                                     ------------
           SEMICONDUCTORS (3.3%)
  75,000   Broadcom Corp. (Class A)*...............     2,580,750
 175,000   Intel Corp..............................     4,273,500
  85,000   LSI Logic Corp.*........................     1,440,750
  60,000   National Semiconductor Corp.*...........     1,558,800
                                                     ------------
                                                        9,853,800
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (2.4%)
  20,000   AdvancePCS*.............................     1,215,400
  50,000   Laboratory Corp. of America Holdings*...     4,310,000
  75,000   Omnicare, Inc...........................     1,491,000
                                                     ------------
                                                        7,016,400
                                                     ------------
           TOBACCO (1.6%)
 100,000   Philip Morris Companies, Inc............     4,680,000
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

            Common Stocks (Continued)
           WIRELESS COMMUNICATIONS (1.5%)
 200,000   Sprint Corp. (PCS Group)*...............  $  4,460,000
                                                     ------------
           Total Common Stocks
            (COST $249,226,560)....................   258,969,300
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           Short-Term Investments (10.1%)
           Repurchase Agreement
 $29,400   Joint repurchase agreement account
            2.607% due 11/01/01 (dated 10/31/01;
            proceeds $29,402,129) (a) (COST
            $29,400,000)...........................    29,400,000
     299   The Bank of New York 2.50% due 11/01/01
            (dated 10/31/01; proceeds
            $298,816) (b)
            (COST $298,795)........................       298,795
                                                     ------------
           Total Short-Term Investments
            (COST $29,698,795).....................    29,698,795
                                                     ------------

  Total Investments
   (COST $278,925,355) (C)................    97.9%  288,668,095
  Other Assets in Excess of Liabilities...     2.1     6,095,914
                                            ------  ------------
  Net Assets..............................   100.0% $294,764,009
                                            ======  ============

---------------------------------------------------

   *    NON-INCOME PRODUCING SECURITY.
   (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (B) COLLATERALIZED BY $296,811 U.S. TREASURY BOND 7.50% DUE 11/15/16 VALUED AT $304,772.
   (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $15,795,656 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,052,916, RESULTING IN NET UNREALIZED APPRECIATION
        OF $9,742,740.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
OCTOBER 31, 2001

Assets:
Investments in securities, at value (cost
 $278,925,355)....................................  $288,668,095
Receivable for:
  Investments sold................................   14,580,475
  Dividends.......................................      102,756
  Shares of beneficial interest sold..............       51,788
Prepaid expenses and other assets.................       41,024
                                                    -----------
    Total Assets..................................  303,444,138
                                                    -----------
Liabilities:
Payable for:
  Investments purchased...........................    7,795,709
  Shares of beneficial interest repurchased.......      301,678
  Distribution fee................................      273,306
  Investment management fee.......................      180,517
Accrued expenses and other payables...............      128,919
                                                    -----------
    Total Liabilities.............................    8,680,129
                                                    -----------
    Net Assets....................................  $294,764,009
                                                    ===========
Composition of Net Assets:
Paid-in-capital...................................  $362,184,003
Net unrealized appreciation.......................    9,742,740
Accumulated net investment loss...................      (56,021)
Accumulated net realized loss.....................  (77,106,713)
                                                    -----------
    Net Assets....................................  $294,764,009
                                                    ===========
Class A Shares:
Net Assets........................................   $3,427,393
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      362,804
    Net Asset Value Per Share.....................  $      9.45
                                                    ===========
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET
     VALUE).......................................  $      9.97
                                                    ===========
Class B Shares:
Net Assets........................................  $287,635,383
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................   31,872,837
    Net Asset Value Per Share.....................  $      9.02
                                                    ===========
Class C Shares:
Net Assets........................................   $1,608,242
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      177,217
    Net Asset Value Per Share.....................  $      9.07
                                                    ===========
Class D Shares:
Net Assets........................................   $2,092,991
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      218,559
    Net Asset Value Per Share.....................  $      9.58
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
Financial Statements CONTINUED

Statement of Operations
FOR THE YEAR ENDED OCTOBER 31, 2001

Net Investment Loss:
Income
Dividends (net of $9,875 foreign withholding
 tax).............................................  $  2,635,162
Interest..........................................     1,420,373
                                                    ------------
    Total Income..................................     4,055,535
                                                    ------------
Expenses
Distribution fee (Class A shares).................        13,476
Distribution fee (Class B shares).................     3,960,349
Distribution fee (Class C shares).................        20,474
Investment management fee.........................     2,759,007
Transfer agent fees and expenses..................       563,324
Shareholder reports and notices...................        69,056
Custodian fees....................................        55,957
Professional fees.................................        52,036
Registration fees.................................        30,076
Trustees' fees and expenses.......................        21,461
Other.............................................        10,692
                                                    ------------
    Total Expenses................................     7,555,908
                                                    ------------
    Net Investment Loss...........................    (3,500,373)
                                                    ------------
Net Realized and Unrealized Loss:
Net realized loss.................................   (71,814,160)
Net change in unrealized appreciation.............   (85,753,504)
                                                    ------------
    Net Loss......................................  (157,567,664)
                                                    ------------
Net Decrease......................................  $(161,068,037)
                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
Financial Statements CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          OCTOBER 31, 2001  OCTOBER 31, 2000
                                          ----------------  ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss.....................   $  (3,500,373)    $  (5,127,249)
Net realized gain (loss)................     (71,814,160)       67,890,012
Net change in unrealized appreciation...     (85,753,504)       37,777,782
                                           -------------     -------------

    Net Increase (Decrease).............    (161,068,037)      100,540,545
                                           -------------     -------------

Distributions to Shareholders from Net
 Realized Gain:
Class A shares..........................        (650,465)       (1,452,888)
Class B shares..........................     (53,517,134)     (124,572,319)
Class C shares..........................        (264,288)         (214,295)
Class D shares..........................      (6,299,205)      (10,594,159)
                                           -------------     -------------

    Total Distributions.................     (60,731,092)     (136,833,661)
                                           -------------     -------------

Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................     (57,881,513)       95,058,623
                                           -------------     -------------

    Net Increase (Decrease).............    (279,680,642)       58,765,507

Net Assets:
Beginning of period.....................     574,444,651       515,679,144
                                           -------------     -------------
End of Period (INCLUDING ACCUMULATED NET
 INVESTMENT LOSSES OF $56,021 AND
 $51,569, RESPECTIVELY).................   $ 294,764,009     $ 574,444,651
                                           =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2001

1. Organization and Accounting Policies
Morgan Stanley Capital Growth Securities (the "Fund"), formerly Morgan Stanley Dean Witter Capital Growth Securities, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on December 8, 1989 and commenced operations on April 2, 1990. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Capital Growth Securities
Notes to Financial Statements / / October 31, 2001 CONTINUED

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.65% to the portion of daily net assets not exceeding
$500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion;

Morgan Stanley Capital Growth Securities
Notes to Financial Statements / / October 31, 2001 CONTINUED

0.50% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.475% to the portion of daily net assets exceeding
$1.5 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $11,795,000 at October 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $133,700 and $250, respectively and received approximately $2,900 in front-end sales

Morgan Stanley Capital Growth Securities
Notes to Financial Statements / / October 31, 2001 CONTINUED

charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $1,249,337,173 and $1,369,900,347, respectively.

For the year ended October 31, 2001, the Fund incurred $167,144 in brokerage commissions with Morgan Stanley DW Inc. ("MSDW"), an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At October 31, 2001, the Fund's payable for investments purchased and receivable for investments sold included unsettled trades with MSDW of $705,027 and $2,574,647, respectively.

For the year ended October 31, 2001, the Fund incurred brokerage commissions of $121,329 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $8,400.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $9,675. At October 31, 2001, the Fund had an accrued pension liability of $56,021 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Federal Income Tax Status
As of October 31, 2001, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $3,495,939, accumulated net investment loss was credited $3,495,921 and accumulated net realized loss was credited $18.

Morgan Stanley Capital Growth Securities
Notes to Financial Statements / / October 31, 2001 CONTINUED

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                      FOR THE YEAR              FOR THE YEAR
                                         ENDED                      ENDED
                                    OCTOBER 31, 2001          OCTOBER 31, 2000
                                ------------------------  -------------------------
                                  SHARES       AMOUNT       SHARES       AMOUNT
                                ----------  ------------  ----------  -------------
CLASS A SHARES
Sold..........................     215,031  $  2,554,151     282,896  $   4,539,795
Reinvestment of
 distributions................      49,240       641,599      98,235      1,410,649
Redeemed......................    (345,402)   (3,974,344)   (245,359)    (3,822,339)
                                ----------  ------------  ----------  -------------
Net increase (decrease) --
 Class A......................     (81,131)     (778,594)    135,772      2,128,105
                                ----------  ------------  ----------  -------------
CLASS B SHARES
Sold..........................   1,479,907    17,598,103   4,308,162     68,137,512
Reinvestment of
 distributions................   4,016,908    50,331,855   8,403,850    117,401,782
Redeemed......................  (7,151,957)  (80,055,924) (7,529,809)  (117,971,824)
                                ----------  ------------  ----------  -------------
Net increase (decrease) --
 Class B......................  (1,655,142)  (12,125,966)  5,182,203     67,567,470
                                ----------  ------------  ----------  -------------
CLASS C SHARES
Sold..........................      37,760       442,694     129,880      2,025,557
Reinvestment of
 distributions................      20,220       254,774      13,398        188,105
Redeemed......................     (41,735)     (464,258)    (23,863)      (361,966)
                                ----------  ------------  ----------  -------------
Net increase -- Class C.......      16,245       233,210     119,415      1,851,696
                                ----------  ------------  ----------  -------------
CLASS D SHARES
Sold..........................     518,954     6,861,011   1,932,874     31,620,646
Reinvestment of
 distributions................     470,659     6,203,282     732,012     10,592,214
Redeemed......................  (4,639,374)  (58,274,456) (1,135,708)   (18,701,508)
                                ----------  ------------  ----------  -------------
Net increase (decrease) --
 Class D......................  (3,649,761)  (45,210,163)  1,529,178     23,511,352
                                ----------  ------------  ----------  -------------
Net increase (decrease) in
 Fund.........................  (5,369,789) $(57,881,513)  6,966,568  $  95,058,623
                                ==========  ============  ==========  =============

Morgan Stanley Capital Growth Securities
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                FOR THE PERIOD
                                  FOR THE YEAR ENDED OCTOBER 31,                JULY 28, 1997*
                           ---------------------------------------------           THROUGH
                            2001         2000         1999         1998        OCTOBER 31, 1997
                           ------       ------       ------       ------       ----------------
Class A Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....  $15.56       $16.91       $14.68       $18.75            $18.10
                           ------       ------       ------       ------            ------
Income (loss) from
 investment operations:
  Net investment loss....   (0.02)       (0.03)       (0.04)       (0.11)            (0.04)
  Net realized and
   unrealized gain
   (loss)................   (4.48)        3.11         3.98        (0.55)             0.69
                           ------       ------       ------       ------            ------
Total income (loss) from
 investment operations...   (4.50)        3.08         3.94        (0.66)             0.65
                           ------       ------       ------       ------            ------

Less distributions from
 net realized gain.......   (1.61)       (4.43)       (1.71)       (3.41)           -
                           ------       ------       ------       ------            ------

Net asset value, end of
 period..................  $ 9.45       $15.56       $16.91       $14.68            $18.75
                           ======       ======       ======       ======            ======
Total Return+............  (31.75)%      20.43%       29.74%       (2.84)%            3.59%(1)
Ratios to Average Net
 Assets:
Expenses.................    1.09%(3)     1.05%(3)     1.06%(3)     1.09%(3)          1.12%(2)
Net investment loss......   (0.14)%(3)   (0.21)%(3)   (0.28)%(3)   (0.69)%(3)        (0.82)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....  $3,427       $6,908       $5,212       $3,403            $1,684
Portfolio turnover
 rate....................     314%         376%         557%         230%              123%(1)

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
Financial Highlights CONTINUED

                                              FOR THE YEAR ENDED OCTOBER 31,
                           --------------------------------------------------------------------
                             2001           2000           1999           1998          1997*
                           --------       --------       --------       --------       --------
Class B Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....  $  15.04       $  16.58       $  14.53       $  18.71       $  16.98
                           --------       --------       --------       --------       --------
Income (loss) from
 investment operations:
  Net investment loss....     (0.10)         (0.15)         (0.17)         (0.23)         (0.21)
  Net realized and
   unrealized gain
   (loss)................     (4.31)          3.04           3.93          (0.54)          4.68
                           --------       --------       --------       --------       --------
Total income (loss) from
 investment operations...     (4.41)          2.89           3.76          (0.77)          4.47
                           --------       --------       --------       --------       --------
Less distributions from
 net realized gain.......     (1.61)         (4.43)         (1.71)         (3.41)         (2.74)
                           --------       --------       --------       --------       --------

Net asset value, end of
 period..................  $   9.02       $  15.04       $  16.58       $  14.53       $  18.71
                           ========       ========       ========       ========       ========
Total Return+............    (32.31)%        19.50%         28.70%         (3.56)%        31.21%
Ratios to Average Net
 Assets:
Expenses.................      1.84%(1)       1.80%(1)       1.86%(1)       1.84%(1)       1.84%
Net investment loss......     (0.89)%(1)     (0.96)%(1)     (1.08)%(1)     (1.44)%(1)     (1.26)%
Supplemental Data:
Net assets, end of
 period, in thousands....  $287,635       $504,311       $469,991       $441,787       $522,276
Portfolio turnover
 rate....................       314%           376%           557%           230%           123%

---------------------

 * PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE, OTHER THAN SHARES THEN HELD BY CERTAIN EMPLOYEE BENEFIT PLANS, HAVE BEEN DESIGNATED AS CLASS B SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
Financial Highlights CONTINUED

                                                                                FOR THE PERIOD
                                  FOR THE YEAR ENDED OCTOBER 31,                JULY 28, 1997*
                           ---------------------------------------------           THROUGH
                            2001         2000         1999         1998        OCTOBER 31, 1997
                           ------       ------       ------       ------       ----------------
Class C Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....  $15.12       $16.64       $14.53       $18.71            $18.10
                           ------       ------       ------       ------            ------
Income (loss) from
 investment operations:
  Net investment loss....   (0.10)       (0.15)       (0.12)       (0.23)            (0.07)
  Net realized and
   unrealized gain
   (loss)................   (4.34)        3.06         3.94        (0.54)             0.68
                           ------       ------       ------       ------            ------
Total income (loss) from
 investment operations...   (4.44)        2.91         3.82        (0.77)             0.61
                           ------       ------       ------       ------            ------

Less distributions from
 net realized gain.......   (1.61)       (4.43)       (1.71)       (3.41)           -
                           ------       ------       ------       ------            ------

Net asset value, end of
 period..................  $ 9.07       $15.12       $16.64       $14.53            $18.71
                           ======       ======       ======       ======            ======
Total Return+............  (32.34)%      19.56%       29.17%       (3.56)%            3.37%(1)
Ratios to Average Net
 Assets:
Expenses.................    1.84%(3)     1.80%(3)     1.53%(3)     1.84%(3)          1.85%(2)
Net investment loss......   (0.89)%(3)   (0.96)%(3)   (0.75)%(3)   (1.44)%(3)        (1.54)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....  $1,608       $2,433         $692         $964              $389
Portfolio turnover
 rate....................     314%         376%         557%         230%              123%(1)

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
Financial Highlights CONTINUED

                                                                                   FOR THE PERIOD
                                    FOR THE YEAR ENDED OCTOBER 31,                 JULY 28, 1997*
                           ------------------------------------------------           THROUGH
                            2001         2000          1999          1998         OCTOBER 31, 1997
                           ------       -------       -------       -------       ----------------
Class D Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....  $15.72       $ 17.01       $ 14.73       $ 18.76            $ 18.10
                           ------       -------       -------       -------            -------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................    0.03          0.01         (0.01)        (0.07)             (0.02)
  Net realized and
   unrealized gain
   (loss)................   (4.56)         3.13          4.00         (0.55)              0.68
                           ------       -------       -------       -------            -------
Total income (loss) from
 investment operations...   (4.53)         3.14          3.99         (0.62)              0.66
                           ------       -------       -------       -------            -------
Less distributions from
 net realized gain.......   (1.61)        (4.43)        (1.71)        (3.41)           -
                           ------       -------       -------       -------            -------

Net asset value, end of
 period..................  $ 9.58       $ 15.72       $ 17.01       $ 14.73            $ 18.76
                           ======       =======       =======       =======            =======
Total Return+............  (31.60)%       20.74%        30.00%        (2.59)%             3.65%(1)
Ratios to Average Net
 Assets:
Expenses.................    0.84%(3)      0.80%(3)      0.86%(3)      0.84%(3)           0.82%(2)
Net investment income
 (loss)..................    0.11%(3)      0.04%(3)     (0.08)%(3)    (0.44)%(3)         (0.50)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....  $2,093       $60,792       $39,785       $38,840            $36,863
Portfolio turnover
 rate....................     314%          376%          557%          230%               123%(1)

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Capital Growth Securities:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Capital Growth Securities (the "Fund"), formerly Morgan Stanley Dean Witter Capital Growth Securities, including the portfolio of investments, as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Capital Growth Securities as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
DECEMBER 11, 2001

                      2001 Federal Tax Notice (unaudited)

       During the fiscal year ended October 31, 2001, the Fund paid to its shareholders $0.03 per share from long-term capital gains.

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


Officers

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Mitchell M. Merin
President
Barry Fink
Vice President, Secretary and General Counsel
Peter Hermann
Vice President
Gustave Scacco
Vice President
Thomas F. Caloia
Treasurer


Transfer Agent

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Manager

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

Morgan Stanley

[PHOTO]

Morgan Stanley
Capital Growth
Securities

Annual Report
October 31, 2001